 As filed with the Securities and Exchange Commission on September 18, 2000

                                                     Registration No. 33- ______

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                                  NOVAVAX, INC.
               (Exact name of issuer as specified in its charter)

          DELAWARE                                                          22-2816046
  (State or other jurisdiction of                                       (I.R.S. Employer
   incorporation or organization)                                      Identification No.)

                  8320 GUILFORD ROAD, COLUMBIA, MARYLAND 21046
               (Address of Principal Executive Offices) (Zip Code)

                             1995 STOCK OPTION PLAN
                            (Full title of the plan)

                                 John A. Spears
                       President & Chief Executive Officer
                                  Novavax, Inc.
                               8320 Guilford Road
                            Columbia, Maryland 21046
                     (Name and address of agent for service)

                                 (301) 854-3900
          (Telephone number, including area code, of agent for service)

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                         CALCULATION OF REGISTRATION FEE

                                                     Proposed                   Proposed
Title of                                             maximum                    maximum
securities                 Amount                    offering                   aggregate            Amount of
to be                      to be                     price                      offering             registration
registered                 registered                per share                  price                fee
----------                 ----------                ---------                  -----                ---

Common Stock,              1,600,000                 $ 9.03 (1)                 $14,448,000          $3,814.27
$.01 par value             shares

--------------------------------------------------------------------------------
(1) Estimated solely for the purpose of calculating the registration fee, and based upon the average of the high and low prices of the Common Stock on the American Stock Exchange on September 14, 2000, in accordance with Rules 457(c) and 457(h) of the Securities Act of 1933.

================================================================================

                                Page 1 of 9 pages
                         Exhibit Index appears on Page 5

       This Registration Statement is being filed with respect to securities of the same class and issuable under the same employee benefit plan as the securities for which the Registrant filed a Registration Statement on Form S-8 with the Securities and Exchange Commission on December 11, 1995, File No. 33-80279 and a Registration Statement on Form S-8, File No. 333-77611, filed on May 3, 1999, the contents of which are incorporated by reference herein.

PART I.    INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1.    Plan Information

       The information required by Part I, Item 1 is included in the Novavax, Inc. 1995 Stock Option Plan document as amended by the First Amendment to the 1995 Stock Option Plan approved by the stockholders of the Registrant on May 14, 1998, and as amended by the Second Amendment to the Novavax, Inc. 1995 Stock Option Plan approved by the stockholders of the Registrant on May 9, 2000, copies of which have been or will be sent to current and future participants as required by Rule 428(b)(1) of the Securities Act of 1933, as amended (the Securities Act").

Item 2.    Registrant Information and Employee Plan Annual Information

       Copies of the documents referenced in Item 1 and those incorporated by reference in Item 3 of Part II are available without charge to plan participants by contacting the Chief Financial Officer, Novavax, Inc., 8320 Guilford Road, Columbia, MD 21046 by mail or by telephone (301-854-3900).

PART II    INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.    Incorporation of Documents by Reference

       The information contained in Items 3, 4, 5, 6, 7 and 9 of Part II of the Registration Statement on Form S-8 filed December 11, 1995, File No. 33-80279, is incorporated by reference herein.

Item 8.    Exhibits

       The Exhibit Index immediately preceding the exhibits is incorporated herein by reference.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, on the 14th day of September, 2000.

                                          NOVAVAX, INC.



                                          By: /s/ John A. Spears
                                              ----------------------------------
                                              John A. Spears, President
                                              and Chief Executive Officer


                                POWER OF ATTORNEY

       We, the undersigned officers and directors of Novavax, Inc. hereby severally constitute John A. Spears and David A. White and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as officers and directors to enable Novavax, Inc. to comply with all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

       Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

           Signature                          Title                                Date
           ---------                          -----                                ----




/s/ John A. Spears                            President, Chief Executive Officer   September 14, 2000
-------------------------------------------   and Director (Principal Financial
John A. Spears                                and Accounting Officer)


/s/ Gary C. Evans                             Director                             August 18, 2000
-------------------------------------------

Gary C. Evans



/s/ Mitchell J. Kelly                         Director                             September 14, 2000
-------------------------------------------
Mitchell J. Kelly



/s/ J. Michael Lazarus, M.D.                  Director                             September 14, 2000
-------------------------------------------
J. Michael Lazarus, M.D.



/s/ John O. Marsh, Jr.                        Director                             September 14, 2000
-------------------------------------------
John O. Marsh, Jr.



/s/ Michael A. McManus, Jr.                   Director                             September 14, 2000
-------------------------------------------
Michael A. McManus, Jr.



/s/ Denis M. O'Donnell                        Director                             September 14, 2000
-------------------------------------------
Denis M. O'Donnell



/s/ Ronald H. Walker                          Director                             September 14, 2000
-------------------------------------------
Ronald H. Walker

                                  EXHIBIT INDEX


Exhibit
Number            Description                                                            Page
------            -----------                                                            ----

  5               Opinion of White & McDermott, P.C.                                       6

 10.1             Novavax, Inc. 1995 Stock Option Plan
                  (Incorporated by reference to Exhibit 10.4 to
                  the Company's Registration Statement on Form 10,
                  File No. 0-26770, filed September 14, 1995.)                            __

 10.2             First Amendment to Novavax, Inc.
                  1995 Stock Option Plan (Incorporated by                                 __
                  reference to Exhibit 10.3 to the Company's
                  Annual Report on Form 10-K, File No. 0-26770,
                  filed April 15, 1999.)

 10.3             Second Amendment to Novavax, Inc.
                  1995 Stock Option Plan                                                   8

 23.1             Consent of PricewaterhouseCoopers LLP                                    9

 23.2             Consent of White & McDermott, P.C.
                  (included in Exhibit 5)                                                  6

 24               Power of Attorney (included in the signature pages
                  of this Registration Statement)                                         __